Exhibit 99.3

External FAQs - General

GENERAL

Why is Internap acquiring VitalStream, Inc.?
The acquisition of VitalStream is part of Internap’s strategy to provide customers with the industry's most comprehensive solution for delivering, managing and monetizing integrated streaming and digital content over the Internet. The integration of VitalStream’s digital media delivery platform expands Internap’s ability to provide customers with an unparalleled choice in streaming media solutions, while supporting the significant long-term growth opportunities in the network services market.

What are the synergies?
Internap is acquiring VitalStream in a deal in which Internap is buying substantially all of the assets used in the VitalStream business. This acquisition is expected to provide both firms synergistic benefits, some of which include: an infusion of talent and leadership, complementary products and technology platforms, increased financial strength, economies of scale and increased market reach.

THE DEAL

Q:  What is the timeline for closing the deal?
Internap and VitalStream reached an agreement on October 12, 2006. The acquisition is expected to close by the first quarter of 2007.

What are the terms of the deal?
Under the terms of the transaction, Internap will issue approximately 11.9 million shares of common stock in respect of outstanding VitalStream common shares, which will represent approximately 26% of the combined company’s shares. This is an exchange ratio of 0.5132 Internap shares for every VitalStream share. In addition, Internap will assume VitalStream’s currently outstanding stock option plans. Based on the closing price of Internap’s stock on October 11, 2006, the transaction is valued at an aggregate purchase price of approximately $217 million.

Was VitalStream’s technology or VitalStream’s customer base the primary driver behind the acquisition?
VitalStream has an enviable technology and an enviable customer base. VitalStream is the world leader in audio and video streaming. The combination of VitalStream’s streaming media content platform and Internap’s performance network services creates a formidable force in the rapidly emerging streaming media and content distribution market - one that is unrivaled.

Why is this acquisition good for Internap?
This is a great opportunity for growth. VitalStream’s technology is a great complement to Internap’s technology, products and services. The marketplace for these services is global, and the needs for companies to integrate streaming video into their Web presence have grown very fast in just a few years. We expect customer demand for streaming video, as a key component of Internap’s portfolio of services, will continue to increase in the immediate future.

Why is this acquisition good for VitalStream?
Internap’s network scale, clearly, and our well-trained and experienced sales team both offer immediate opportunities for VitalStream to expand its customer reach with its product offerings.

What major customers will Internap acquire?
While there is slight overlap in the customer base, Internap will acquire a number of new customers, including: CNET, SpikeTV, Comcast, Herbalife, ABC

COMPANY ORGANIZATION

How will the combined company be structured?
As a wholly owned business unit, VitalStream will continue to operate its business in a centralized fashion with its corporate functions managed out of VitalStream’s Irvine California-based headquarters.

How do the cultures of Internap and VitalStream compare?
Internap and VitalStream share a common vision and passion to provide the most reliable global media delivery platform with easy-to-use feature-rich services and tools. VitalStream is a strategic complement to Internap’s innovative culture, strong heritage in the network services space and mature product offerings. Combined, the technology and the teams can effectively serve any sized customer and remain focused on each customer’s underlying needs.

CUSTOMERS AND SERVICES

Why is this acquisition good for customers?
The combination of VitalStream’s streaming media content delivery platform with Internap’s performance network services will be unmatched in the market. This acquisition brings complementary technologies together providing our customers scalable, comprehensive digital media delivery solutions across the globe.

Additional Information Regarding the Transaction

The announcement of the transaction is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company’s common stock. Internap and VitalStream intend to file with the Securities and Exchange Commission (“SEC”) a Joint Proxy Statement/Prospectus on Form S-4. In addition, other relevant materials in connection with the proposed transaction will be filed with the SEC. INVESTORS IN INTERNAP AND VITALSTREAM ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIAL WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNAP, VITALSTREAM AND THE TRANSACTION. Any offer of securities will only be made pursuant to the Joint Proxy Statement/Prospectus. The documents will be available without charge on the SEC’s web site at www.sec.gov. A free copy of the final Joint Proxy Statement/Prospectus may also be obtained from Internap and VitalStream through their Investor Relations contacts provided above.

In addition, Internap and VitalStream, their respective officers, directors and certain of their management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Internap and VitalStream in favor of the acquisition. Information about the officers and directors of Internap and their ownership of Internap securities is set forth in the proxy statement for Internap’s 2006 Annual Meeting of Stockholders filed with the SEC on April 26, 2006. Information about the officers and directors of VitalStream and their ownership of VitalStream securities is set forth in the proxy statement for VitalStream’s 2006 Annual Meeting of Stockholders filed with the SEC on June 20, 2006. Investors may obtain more detailed information concerning the participants by reading the Joint Proxy Statement/Prospectus when it is filed with the SEC.

Internap “Safe Harbor” Statement

Certain information included in this document constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding the combined company, the effects of the transaction, the dilutive and accretive effects of the transaction in 2007, 2008 and beyond, synergies from the transaction and growth opportunities. Those statements include statements regarding the intent, belief or current expectations of Internap, the combined company and members of our management team, as well as the assumptions on which such statements are based, and equally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. The transaction and the achievement of any anticipated benefits from the transaction are subject to significant risks and uncertainties. Many important factors that may affect Internap’s and the combined company’s business, results of operations and financial condition include, but are not limited to, our ability to sustain profitability; the ability to successfully integrate the operations of Internap and VitalStream; our ability to compete against existing and future competitors; pricing pressures; our ability to respond successfully to the evolution of the high performance Internet connectivity and services industry; our ability to respond successfully to technological change; our ability to deploy new access points in a cost-efficient manner; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms or at all; failure of third party suppliers to deliver their products and services on favorable terms or at all; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to secure adequate funding;

the incurrence of additional restructuring charges; our ability to operate in light of restrictions in our credit facility, including our ability to maintain ratios set forth in the credit facility; our ability to attract and retain qualified personnel; our ability to protect ourselves and our customers from security breaches; our ability to protect our intellectual property; our ability to successfully complete future acquisitions; risks associated with international operations; claims relating to intellectual property rights; government regulation of the Internet; the dilutive effects of our stock price due to outstanding stock options and warrants; future sales of stock; effects of natural disasters or terrorist activity; and volatility of our stock price.

Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.